UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 2, 2002

American Axle & Manufacturing Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-14303	38-3161171
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

1840 Holbrook Avenue, Detroit, Michigan 48212

(Address of principal executive offices)

Registrant’s telephone number: (313) 974-2000

ITEM 5.   OTHER EVENTS

     On June 27, 2002, the Securities and Exchange Commission issued an Order requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Attached as Exhibit (99.1), is the Statement Under Oath of Principal Executive Officer, Richard E. Dauch, Co-Founder, Chairman of the Board of Directors and Chief Executive Officer pursuant to such Order. Attached as Exhibit (99.2), is the Statement Under Oath of Principal Financial Officer, Robin J. Adams, Executive Vice President — Finance and Chief Financial Officer pursuant to such Order.

Exhibits

(99.1)	Statement Under Oath of Principal Executive Officer, Richard E. Dauch, Co-Founder, Chairman of the Board of Directors and Chief Executive Officer

(99.2)	Statement Under Oath of Principal Financial Officer, Robin J. Adams, Executive Vice President — Finance and Chief Financial Officer

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN AXLE & MANUFACTURING HOLDINGS, INC.

By:	/s/ ROBIN J. ADAMS

Name:	Robin J. Adams

Title:	Executive Vice President — Finance and Chief Financial Officer (Chief Accounting Officer)

Date: August 2, 2002

INDEX TO EXHIBITS

EXHIBIT
NUMBER	EXHIBIT

(99.1)	Statement Under Oath of Principal Executive Officer, Richard E. Dauch, Co-Founder, Chairman of the Board of Directors and Chief Executive Officer

(99.2)	Statement Under Oath of Principal Financial Officer, Robin J. Adams, Executive Vice President — Finance and Chief Financial Officer